================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[X]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12

                             HERCULES INCORPORATED
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                      INTERNATIONAL SPECIALTY PRODUCTS INC.
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13D
                    Under the Securities Exchange Act of 1934

                                (Amendment No. 3)

                         ------------------------------

                              HERCULES INCORPORATED
                                (Name of Issuer)

COMMON STOCK, $25/48 STATED VALUE PER SHARE                       427056106
        (Title of class of securities)                          (CUSIP number)

                            RICHARD A. WEINBERG, ESQ.
                        C/O ISP MANAGEMENT COMPANY, INC.
                                 1361 ALPS ROAD
                             WAYNE, NEW JERSEY 07470
                                 (973) 628-4000
            (Name, address and telephone number of person authorized
                     to receive notices and communications)

                                 WITH A COPY TO:

                             STEPHEN E. JACOBS, ESQ.
                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                          NEW YORK, NEW YORK 10153-0119
                                 (212) 310-8000

                                FEBRUARY 7, 2001
             (Date of event which requires filing of this statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of ss.ss. 240.13d-1(e), 240.13d-1(f) or 240.13d-(g), check the following box. [ ]

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. Seess. 240.13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act. (However, see the Notes.)

                         (Continued on following pages)

                              (Page 1 of 11 Pages)


================================================================================
NY2:\1012824\02\54104.0018

-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 427056106                                             13D                                            Page 2 of 11 Pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                 ISP OPCO HOLDINGS INC.
                          S.S. OR I.R.S. IDENTIFICATION NO.
                          OF ABOVE PERSON
----------------------   -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [ ]
                                                                                                               (b) [X]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  OO
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                     [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                                  Delaware
----------------------    -------------------------------------------------------------------------------------------------------

      NUMBER OF                  7                SOLE VOTING POWER:                                                    0
       SHARES             -------------------     -------------------------------------------------------------------------------

     BENEFICIALLY                8                SHARED VOTING POWER:                                         10,719,200
      OWNED BY            -------------------     -------------------------------------------------------------------------------

        EACH                     9                SOLE DISPOSITIVE POWER:                                               0
      REPORTING           -------------------     -------------------------------------------------------------------------------

     PERSON WITH                 10               SHARED DISPOSITIVE POWER:                                    10,719,200
----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                               10,719,200
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:
                                                                                                                      [ ]
----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                        9.98%
----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                                                                    CO
----------------------    -------------------------------------------------------------------------------------------------------


-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 427056106                                             13D                                            Page 3 of 11 Pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                 ISP INVESTMENTS INC.
                          S.S. OR I.R.S. IDENTIFICATION NO.
                          OF ABOVE PERSON
----------------------   -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [ ]
                                                                                                               (b) [X]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  WC, OO
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                     [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                                  Delaware
----------------------    -------------------------------------------------------------------------------------------------------

      NUMBER OF                  7                SOLE VOTING POWER:                                           10,719,200
       SHARES             -------------------     -------------------------------------------------------------------------------

     BENEFICIALLY                8                SHARED VOTING POWER:                                                  0
      OWNED BY            -------------------     -------------------------------------------------------------------------------

        EACH                     9                SOLE DISPOSITIVE POWER:                                      10,719,200
      REPORTING           -------------------     -------------------------------------------------------------------------------

     PERSON WITH                 10               SHARED DISPOSITIVE POWER:                                             0
----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                               10,719,200
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:
                                                                                                                      [ ]
----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                        9.98%
----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                                                                    CO
----------------------    -------------------------------------------------------------------------------------------------------


-----------------------------------------------------------              --------------------------------------------------------
CUSIP No. 427056106                                             13D                                            Page 4 of 11 Pages
-----------------------------------------------------------              --------------------------------------------------------

----------------------    -------------------------------------------------------------------------------------------------------
          1               NAME OF REPORTING PERSON                                 INTERNATIONAL SPECIALTY PRODUCTS INC.
                          S.S. OR I.R.S. IDENTIFICATION NO.
                          OF ABOVE PERSON
----------------------   -------------------------------------------------------------------------------------------------------
          2               CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP:                                    (a) [ ]
                                                                                                               (b) [X]
----------------------    -------------------------------------------------------------------------------------------------------
          3               SEC USE ONLY
----------------------    -------------------------------------------------------------------------------------------------------
          4               SOURCE OF FUNDS:                                                  OO
----------------------    -------------------------------------------------------------------------------------------------------
          5               CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS
                          REQUIRED PURSUANT TO ITEM 2(d) OR 2(e):                                                     [ ]
----------------------    -------------------------------------------------------------------------------------------------------
          6               CITIZENSHIP OR PLACE OF ORGANIZATION:                                                  Delaware
----------------------    -------------------------------------------------------------------------------------------------------

      NUMBER OF                  7                SOLE VOTING POWER:                                                    0
       SHARES             -------------------     -------------------------------------------------------------------------------

     BENEFICIALLY                8                SHARED VOTING POWER:                                         10,719,200
      OWNED BY            -------------------     -------------------------------------------------------------------------------

        EACH                     9                SOLE DISPOSITIVE POWER:                                               0
      REPORTING           -------------------     -------------------------------------------------------------------------------

     PERSON WITH                 10               SHARED DISPOSITIVE POWER:                                    10,719,200
----------------------    -------------------------------------------------------------------------------------------------------
         11               AGGREGATE AMOUNT BENEFICIALLY OWNED BY REPORTING PERSON:
                                                                                                               10,719,200
----------------------    -------------------------------------------------------------------------------------------------------
         12               CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES:
                                                                                                                      [ ]
----------------------    -------------------------------------------------------------------------------------------------------
         13               PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11):                                        9.98%
----------------------    -------------------------------------------------------------------------------------------------------
         14               TYPE OF REPORTING PERSON:                                                                    CO
----------------------    -------------------------------------------------------------------------------------------------------


                  This Amendment No. 3 ("Amendment No. 3") amends the statement of beneficial ownership on Schedule 13D ("Schedule 13D") filed on July 24, 2000, as amended by Amendment No. 1 filed on October 11, 2000 and Amendment No. 2 filed on January 23, 2001 by and on behalf of ISP Opco Holdings Inc. ("ISP Opco"), ISP Investments Inc. ("ISP Investments"), and International Specialty Products Inc. ("ISP" and together with ISP Investments and ISP Opco, the "Reporting Persons") with respect to their ownership of common stock, stated value $25/48 per share ("Common Stock"), of Hercules Incorporated (the "Company"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Schedule 13D, as previously amended.

ITEM 4.           PURPOSE OF TRANSACTION

                  On February 7, 2001, Samuel J. Heyman, Chairman of the Board of ISP, sent the following letter to Mr. Thomas Gossage, Chairman, CEO and President of the Company:


Mr. Thomas Gossage
Chairman, CEO and President
Hercules Incorporated
Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001

Dear Tom:

                  I am very disappointed that, notwithstanding our attempt to impress upon you the urgency that ISP be permitted to proceed with its tender offer, now more than two weeks later we still have not received your Board's response. Apparently, it has decided to await the results of Hercules' divestiture program, which we believe is a serious mistake. Moreover, as I indicated to you, it is just not realistic to expect us to keep our offer in place indefinitely, especially when the Company can clearly pursue its divestiture program while permitting our offer to go forward at the same time.

                  Unless you promptly communicate that we can proceed with the tender offer, we would now request that Hercules consider an alternative ISP initiative - which would be to amend the threshold for the Company's poison pill from the current 10% to 20% (the latter being a more customary threshold for companies with poison pills) and approve any party's purchase of shares up to the 20% threshold for purposes of Section 203 of the Delaware General Corporation Law. While you have indicated that you share our philosophic opposition to poison pills altogether, this more limited, compromise approach is designed to hopefully elicit your Board's prompt affirmative response and would at least permit ISP, or anyone else for that matter, to make purchases up to a 20% limitation.

                  If the Hercules Board refuses to take this action voluntarily, we intend to seek a vote of Hercules shareholders at this year's Annual Meeting to repudiate the Company's poison pill. In this connection, we believe that if the Company will not act responsibly, its shareholders should be able to decide. If you require us to proceed in this fashion, we are requesting that the Hercules' Board include the various proposals in the attached letter in your proxy materials for this year's Annual Meeting. Should the Board refuse this request, the attached letter serves as formal notification pursuant to Section 14 of the Securities Exchange Act of 1934, which we have been advised must be provided no later than today.

                  As you can see, we have included a proposal whereby Hercules would opt out of the provisions of Section 203 of the Delaware General Corporation Law, as well as various housekeeping proposals, and have included a proposal relating to the methodology used to elect directors. In this later connection, we believe that Hercules' by-laws, which your Company claims require "the affirmative vote of a majority of the outstanding shares" to elect directors, is highly unusual and serves no purpose other than as an entrenchment device. Most companies require only a majority of the shares voted (a plurality). Under your interpretation of the by-laws, a nominee could receive a majority of the votes cast but nevertheless lose the election.

                  All the best.

                                   Sincerely,

                              /s/ Samuel J. Heyman


                  In addition, on February 7, 2001, Richard A. Weinberg, Executive Vice President, General Counsel and Secretary of ISP, sent the following letter to Mr. Israel Floyd, Executive Vice President, Secretary and General Counsel of the Company:


By Facsimile and Certified Mail
-------------------------------

Israel J. Floyd
Executive Vice President,
  Secretary and General Counsel
Hercules Incorporated
Hercules Plaza
1313 North Market Street
Wilmington, DE 19894-0001


       Re:    Notice of Intention to Present Business
              ---------------------------------------

Dear Mr. Floyd:

                  International Specialty Products Inc., a Delaware corporation ("ISP"), beneficially owns 10,719,200 shares of common stock, $25/48 stated value per share ("Common Stock"), of Hercules Incorporated, a Delaware corporation (the "Company"), as of the date hereof. A wholly owned subsidiary of ISP, ISP Investments Inc., holds of record 100 of such shares of Common Stock. We wish to inform you that we intend to bring before the Company's 2001 Annual Meeting of Stockholders the following proposals to be adopted by resolution of the stockholders of the Company:

        (1)      The Poison Pill Bylaw Proposal:
                 ------------------------------

                 RESOLVED, that the stockholders hereby exercise their right under Section 109 of the Delaware General Corporation Law to amend the Bylaws of Hercules Incorporated, effective at the time this resolution is approved by the stockholders of Hercules Incorporated, to add a new Article VIII which shall read as follows:

                                                "ARTICLE VIII
                                           Shareholder Rights Plans

                                    Section 1. The Corporation shall not adopt
                           or maintain a poison pill, shareholder rights plan, rights agreement or any other form of "poison pill" which is designed to or has the effect of making acquisitions of large holdings of the Corporation's shares of stock more difficult or expensive (such as the "Rights Agreement" adopted by the Board of Directors on August 4, 2000), unless such a plan or agreement is first approved by the affirmative vote of the holders of a majority of the shares of the Corporation's common stock present in person or represented by proxy at a regular or special meeting of the stockholders. The Corporation shall promptly redeem the rights distributed under the Rights Agreement dated as of August 4, 2000, between Hercules Incorporated and ChaseMellon Shareholder Services L.L.C., and terminate such Rights Agreement.

                                    Section 2. If any particular provision of
                           this Bylaw be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable so that the provisions of this Bylaw are enforced to the maximum extent possible.

                                    Section 3. Notwithstanding any other
                           provision of these Bylaws, this Bylaw may not be amended, altered or repealed in any way except by vote of the Corporation's stockholders."

        (2)      The Section 203 Bylaw Proposal:
                 ------------------------------

                 RESOLVED, that pursuant to Section 203(b)(3) of the Delaware General Corporation Law, the stockholders of Hercules Incorporated hereby amend the Company's Bylaws by adding a new
                 Article IX which shall read as follows:

                                            "ARTICLE IX
                             Delaware General Corporation Law Section 203

                                    Section 1. The Corporation shall not be
                           governed by Section 203 of the Delaware General Corporation Law.

                                    Section 2. If any particular provision of
                           this Bylaw be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable so that the provisions of this Bylaw are enforced to the maximum extent possible."

        (3)      The Interested Stockholder Approval Proposal:
                 --------------------------------------------

                 RESOLVED, that until the effective date under Section 203(b)(3) of the Delaware General Corporation Law (the "DGCL") of an amendment to the Bylaws of Hercules Incorporated to provide that the Corporation shall not be governed by Section 203 of the DGCL, it is hereby recommended that the Board of Directors approve the purchase of shares of common stock of Hercules Incorporated for purposes of Section 203 of the DGCL by any person who may thereby become an "interested stockholder" pursuant to such Section 203;

        (4)      The Director Election Bylaw Amendment Proposal:
                 ----------------------------------------------

                 RESOLVED, that the stockholders hereby exercise their right under Section 109 of the Delaware General Corporation Law to amend the Bylaws of Hercules Incorporated, effective at the time this resolution is approved by the stockholders of Hercules Incorporated, to delete the first sentence of Article II, Section 2 in its entirety and replace it with the following two sentences:

                 "At each annual meeting, there shall be elected the number of directors necessary to fill the class of those whose term then expires. To be elected as a director, a nominee must receive the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote on the election of directors."

        (5)      The Bylaws Repeal Proposal:
                 --------------------------

                  RESOLVED, that the stockholders hereby exercise their right under Section 109 of the Delaware General Corporation Law to repeal any and all amendments made by the Board of Directors to the Bylaws of Hercules Incorporated on or after March 29, 2000, and that, without the approval of the stockholders of Hercules Incorporated, the Board of Directors may not thereafter amend any section of the Bylaws affected by such repeal or adopt any new Bylaw provision which serves to reinstate any repealed provisions or any similar provisions.

         (6)      The Omnibus Proposal:
                  --------------------

                  RESOLVED, that each of the following proposals shall be voted upon by the stockholders of Hercules Incorporated at the 2001 Annual Meeting in the following order:

                  1.       This Omnibus Proposal;

                  2.       The Section 203 Bylaw Proposal;

                  3.       The Bylaws Repeal Proposal;

                  4.       The Director Election Bylaw Amendment Proposal;

                  5. The election of nominees to the class of directors with a three-year term continuing until the 2004 Annual Meeting;

                  6.       The Poison Pill Bylaw Proposal; and

                  7.       The Interested Stockholder Approval Proposal.

                  In addition, we may bring before the 2001 Annual Meeting such other business as we may deem appropriate, including without limitation nominating persons for directorships.

                  We intend to deliver a proxy statement and form of proxy to holders of at least the percentage of Hercules' voting shares required under applicable law to carry the proposals described above. Accordingly, we respectfully request that you include the proposals described above on the Company's proxy card to the extent you wish to obtain the authority to vote your proxies on such proposals, in compliance with the proxy rules promulgated by the Securities and Exchange Commission.

                  If you require any additional information regarding the matters described herein or have any questions or comments, please contact me at
(973) 628-3520.

                               Very truly yours,

                               INTERNATIONAL SPECIALTY PRODUCTS INC.
                               ISP INVESTMENTS INC.


                               By: /s/  Richard A. Weinberg
                                   ----------------------------------------
                                   Richard A. Weinberg
                                   Executive Vice President, General Counsel
                                      and Secretary


                  The letter to Mr. Floyd was also attached to Mr. Heyman's letter set forth above.

                                      * * *

         ISP INTENDS TO FILE A PRELIMINARY PROXY STATEMENT WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION RELATING TO ISP'S SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF THE COMPANY FOR USE AT THE 2001 ANNUAL MEETING IF THE COMPANY DOES NOT PERMIT ISP'S PROPOSED TENDER OFFER TO PROCEED OR DOES NOT AMEND THE THRESHOLD FOR THE COMPANY'S POISON PILL FROM 10% TO 20% AND APPROVE ANY PARTY'S PURCHASE OF SHARES UP TO THE 20% THRESHOLD FOR PURPOSES OF SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW. ISP STRONGLY ADVISES ALL HERCULES STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. INFORMATION RELATING TO THE PARTICIPANTS IN ISP'S ANTICIPATED PROXY SOLICITATION IS CONTAINED IN THE SOLICITING MATERIAL UNDER RULE 14a-12 FILED BY ISP WITH THE SEC ON FEBRUARY 7, 2001. INVESTORS CAN GET ISP'S PROXY STATEMENT WHEN IT IS AVAILABLE AND OTHER RELEVANT DOCUMENTS AT NO CHARGE ON THE SEC WEBSITE AT HTTP:\\WWW.SEC.GOV.


         ISP INTENDS TO FILE A TENDER OFFER STATEMENT WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION RELATING TO ISP'S OFFER TO PURCHASE UP TO 25 MILLION SHARES OF COMMON STOCK OF THE COMPANY, IF THE COMPANY INFORMS ISP THAT IT WILL EXEMPT ISP'S OFFER FROM THE COMPANY'S "POISON PILL" AND APPROVE ISP'S PURCHASE OF SHARES FOR PURPOSES OF SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW. ALL COMPANY SHAREHOLDERS SHOULD READ

         THE TENDER OFFER STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE OFFER. WHEN COMPLETED, THE TENDER OFFER STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC WEBSITE AT HTTP:\\ WWW.SEC.GOV AND COPIES WILL ALSO BE MADE AVAILABLE AT NO CHARGE BY ISP OR ITS DESIGNATED INFORMATION AGENT.


             [The remainder of this page intentionally left blank.]

                                   SIGNATURES

                  After reasonable inquiry and to the best of their knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated:   February 7, 2001

                             ISP OPCO HOLDINGS INC.
                             ISP INVESTMENTS INC.
                             INTERNATIONAL SPECIALTY PRODUCTS INC.


                             By:    /s/ Susan B. Yoss
                                    -------------------------------------------
                                    Susan B. Yoss
                                    Executive Vice President and Treasurer

                                     ANNEX I
                                     -------



                 INFORMATION CONCERNING INTERNATIONAL SPECIALTY
                      PRODUCTS INC. AND OTHER PARTICIPANTS
                          IN THE POTENTIAL SOLICITATION

                  Information is being given herein for (i) International Specialty Products Inc., a Delaware corporation ("ISP"), (ii) Samuel J. Heyman, Chairman of the Board of ISP ("Heyman"), (iii) Sunil Kumar, President and Chief Executive Officer of ISP ("Kumar"), (iv) Richard A. Weinberg, Executive Vice President, General Counsel and Secretary of ISP ("Weinberg"), (v) Randall R. Lay, Executive Vice President and Chief Financial Officer of ISP ("Lay"), (vi) Susan B. Yoss, Executive Vice President and Treasurer of ISP ("Yoss"), (vii) Stephen R. Olsen, Senior Vice President-Corporate Development of ISP ("Olsen"),
(viii) Jared Landaw, Vice President-Law of ISP ("Landaw"), and (ix) Ben Stoller, Manager-Corporate Finance and Investments of ISP ("Stoller" and together with Heyman, Kumar, Weinberg, Lay, Yoss, Olsen and Landaw, the "Participants"), each of whom may be deemed to be a "participant" (as defined in Instruction 3 to Item 4 of Rule 14a-101 of the Exchange Act) in our anticipated proxy solicitation. None of the Participants in our potential solicitation are party to any commercial dealings with Hercules Incorporated ("Hercules") or its subsidiaries required to be discussed pursuant to Schedule 14A promulgated under the Exchange Act.

                  Information is also given for each of the entities listed on Schedule A to this Annex I, each of which is an "associate", as defined under the proxy rules, of ISP.

                  ISP is a Delaware corporation. ISP has its principal place of business at 300 Delaware Avenue, Wilmington, Delaware 19801. The business address of each of the ISP Participants is c/o ISP Management Company, Inc., 1361 Alps Road, Wayne, New Jersey 07470. The address of each of the entities listed on Schedule A to this Annex I is c/o ISP Management Company, Inc., 1361 Alps Road, Wayne, New Jersey 07470.

                  The Participants may be deemed to have beneficial ownership of Hercules Common Stock as set forth immediately below. Except as set forth below, no associates of any of the Participants owns any Hercules Common Stock.



                                              NUMBER OF SHARES                     APPROXIMATE MARGIN
                                                 OF HERCULES                    INDEBTEDNESS WITH RESPECT
NAME                                            COMMON STOCK                         TO COMMON STOCK
----                                            ------------                         ---------------
ISP Investments Inc.                             10,719,200                                (2)
                                            (direct ownership)(1)
ISP Opco Holdings Inc.                           10,719,200                                (2)
                                           (indirect ownership)(1)
International Specialty Products                 10,719,200                                (2)
Inc.                                       (indirect ownership)(1)
Samuel J. Heyman                                 10,719,200                                (2)
                                           (indirect ownership)(1)
Sunil Kumar                                           0                                    $ 0
Richard A. Weinberg                                   0                                    $ 0
Randall R. Lay                                        0                                    $ 0
Susan B. Yoss                                         0                                    $ 0
Stephen R. Olsen                                      0                                    $ 0
Jared Landaw                                          0                                    $ 0
Ben Stoller                                           0                                    $ 0



(1) ISP Investments (through ISP Investments Grantor Trust) has the sole power to vote, direct the voting of, dispose of and direct the disposition of the Hercules Common Stock. ISP Opco Holdings Inc. ("ISP Opco"), by virtue of its indirect ownership of all of the outstanding capital stock of ISP Investments, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the Hercules Common Stock owned by ISP Investments. International Specialty Products Inc. ("ISP"), by virtue of its ownership of all of the outstanding common stock of ISP Opco, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the Hercules Common Stock owned by ISP Investments. Mr. Heyman, by virtue of his beneficial ownership (as defined in Rule 13d-3) of approximately 76% of the capital stock of ISP, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the Hercules Common Stock owned by ISP Investments.

(2) In the ordinary course of its business, ISP Investments Inc. purchases securities for its investment portfolio with funds obtained from the working capital of ISP Investments, loans from affiliates and borrowings pursuant to standard margin arrangements. Because the securities from multiple investments are pooled in one account, the amount of margin indebtedness incurred by ISP in connection with its purchases of Hercules Common Stock, which purchases were numerous and made over several months, is impossible to determine with any degree of certainty.

                  Other than as set forth immediately below, to the best of the knowledge of the Participants and their associates, none has been, within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Hercules, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies:

                  No Participant or associate owns any securities of the Company of record but not beneficially.

                  ISP does not have any special arrangements with any of the ISP Participants in connection with this proxy solicitation.

                  None of the Participants and none of their associates has any arrangement or understanding with any person with respect to (i) any future employment with Hercules or (ii) any future transactions to which Hercules or any of its affiliates may be a party, except as set forth in the letters, dated October 11, 2000, January 23, 2001 and February 7, 2001, from Mr. Heyman to Hercules' Board of Directors, in which ISP proposed to commence a tender offer for 25 million shares of Hercules' outstanding Common Stock for $17.50 per share. ISP and certain of its subsidiaries purchase and sell certain chemical products to Hercules and/or certain subsidiaries or affiliates of Hercules in the ordinary course of business in an aggregate amount per year that does not exceed $500,000. No family relationships exist among the Participants' nominees or between any Hercules director or executive officer and any of the Participants' nominees.

                  The following is a summary of all transactions in Hercules securities by the Participants over the last two years.

   DATE OF TRANSACTION        NATURE OF TRANSACTION      NUMBER OF SHARES
   -------------------        ---------------------      ----------------

         01/28/00                      Buy                    21,700
         03/01/00                      Buy                   196,000
         03/02/00                      Buy                 1,030,000
         03/03/00                      Buy                 1,200,000
         03/09/00                      Buy                    60,000
         03/13/00                      Buy                    35,000
         03/14/00                      Buy                    11,800
         03/15/00                      Buy                    45,000
         03/20/00                      Buy                   150,000
         03/22/00                      Buy                    65,000
         03/23/00                      Buy                    13,000
         03/28/00                      Buy                   200,000
         03/29/00                      Buy                   106,000
         03/31/00                      Buy                    55,000
         04/03/00                      Buy                    35,000
         04/04/00                      Buy                    62,600
         04/07/00                      Buy                     2,500

   DATE OF TRANSACTION        NATURE OF TRANSACTION      NUMBER OF SHARES
   -------------------        ---------------------      ----------------

         04/10/00                      Buy                   102,000
         04/12/00                      Buy                   151,000
         04/13/00                      Buy                   165,500
         04/14/00                      Buy                   102,000
         04/17/00                      Buy                    55,000
         04/18/00                      Buy                    63,000
         04/19/00                      Buy                    60,000
         04/20/00                      Buy                   370,000
         04/24/00                      Buy                    34,900
         04/25/00                      Buy                   100,000
         04/26/00                      Buy                    81,500
         04/28/00                      Buy                     7,500
         05/01/00                      Buy                       200
         05/02/00                      Buy                    35,000
         05/03/00                      Buy                   135,000
         05/04/00                      Buy                    95,000
         05/05/00                      Buy                    50,000
         05/08/00                      Buy                    35,000
         05/09/00                      Buy                    35,000
         05/10/00                      Buy                     1,000
         06/05/00                      Buy                    14,100
         06/06/00                      Buy                    41,200
         06/07/00                      Buy                    35,000
         06/08/00                      Buy                    14,400
         06/09/00                      Buy                    16,000
         06/19/00                      Buy                    70,000
         06/20/00                      Buy                    50,000
         06/22/00                      Buy                     2,500
         06/23/00                      Buy                    25,000
         07/10/00                      Buy                    35,000
         07/11/00                      Buy                    35,000
         07/12/00                      Buy                    11,800
         07/14/00                      Buy                 5,355,000
         07/17/00                      Buy                    40,000
         07/20/00                      Buy                     3,000
         07/21/00                      Buy                     4,000

                                                           SCHEDULE A TO ANNEX I


               Associates of International Specialty Products Inc.
               ---------------------------------------------------


ISP Acquisition Corp.
ISP Investments Inc.
ISP Opco Holdings Inc.
Belleville Realty Corp.
ISP Alginates Inc.
ISP Management Company, Inc.
ISP Chemicals Inc.
ISP Minerals Inc.
ISP Technologies Inc.
ISP Mineral Products Inc.
ISP Environmental Services Inc.
Bluehall Incorporated
ISP Realty Corporation
ISP Real Estate Company, Inc.
International Specialty Products Funding Corporation
ISP Newark Inc.
ISP Van Dyk Inc.
ISP Fine Chemicals Inc.
ISP Freetown Fine Chemicals Inc.
Verona Inc.
ISP Global Technologies Inc.
ISP International Corp.
ISP Marl Holdings GmbH
ISP Holdings (U.K.) Ltd.
ISP Ireland
ISP (Puerto Rico) Inc.
ISP Marl Gmbh
ISP Acetylene Gmbh
ISP Alginates (U.K.) Ltd.
ISP (Great Britain) Co. Ltd.
ISP Andina, C.A.
ISP Argentina S.A.
ISP Asia Pacific Pte Ltd.
ISP (Australasia) Pte Ltd.
ISP (Belgium) N.V.
ISP (Belgium) International N.V.
ISP do Brasil Ltda.
ISP (Canada) Inc.
ISP Ceska Republika Spol S.R.O.
ISP (China) Limited
ISP Colombia Ltda.

ISP Freight Service N.V.
ISP Global Operations (Barbados) Inc.
ISP Global Technologies (Germany) Holding Gmbh
ISP Customer Service Gmbh
ISP Global Technologies Deutschland Gmbh
International Specialty Products ISP (France) S.A.
ISP (Hong Kong) Limited
ISP (Italia) S.r.l.
ISP (Japan) Ltd.
ISP (Korea) Limited
ISP Mexico, S.A. de C.V.
ISP (Norden) A.B.
ISP (Osterreich) G.m.b.h.
ISP (Polska) Sp.z. o.p.
ISP Sales (Barbados) Inc.
ISP Sales (U.K.) Limited
ISP (Singapore) Pte Ltd.
ISP (Switzerland) A.G.
ISP (Thailand) Co., Ltd.
Chemfields Pharmaceuticals Private Limited
Kelp Industries Pty Ltd
Arramara Teoranta
Thorverk Hf